Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is entered into as of this [*] day of January, 2026, by and among Skyline Builders Group Holding Limited, a Cayman Islands exempted company (the “Company”), and the Company warrant holders listed on the signature pages hereto (each, a “Holder” and collectively, the “Holders”).

RECITALS:

WHEREAS, the parties to this Agreement (each a “Party” and collectively, the “Parties”) desire to consummate an exchange as and on the terms provided herein;

WHEREAS, the Company and the Holders entered into that certain Stock Purchase Agreement dated August 27, 2025 (the “Purchase Agreement”);

WHEREAS, pursuant to the Purchase Agreement, the Holders purchased from the Company Ordinary A Warrants and Ordinary B Warrants (as those terms are defined in the Purchase Agreement (the Ordinary A Warrants and Ordinary B Warrants are collectively the “Holder Warrants”)

WHEREAS, each Holder owns the number of Holder Warrants issued by the Company pursuant to the Purchase Agreement as set forth and further described on Schedule A hereto; and

WHEREAS, the Holders own an aggregate number of 48,698,628 Holder Warrants as of the date hereof; and

WHEREAS, the directors of the Company have unanimously approved an exchange of all the Holder Warrants, for an aggregate of 47,326,025 newly issued series A preferred shares of the Company (the “Preferred Shares”), and allocated among the Holders as provided on Schedule A hereto (the “Exchange”); and

WHEREAS, each Holder desires to exchange the Holder Warrants described on Schedule A hereto for that number of Preferred Shares set forth on Schedule A opposite such Holder’s name; and

WHEREAS, the Exchange, the creation of a new authorized class of Preferred Shares (the “Share Authorization”), the adoption of the Third Amended and Restated Memorandum and Articles of Association by the Company to reflect the Share Authorization and the issuance of the Preferred Shares to the Holders (the “Share Issuance”) are referred to collectively as the “Transactions”; and

WHEREAS, on January 12, 2026, the shareholders approved the Share Authorization at an Extraordinary General Meeting of the Shareholders (the “Shareholder Approval”); and

WHEREAS, upon the reliance on the representations made by the Holders and the Company in this Agreement, the Transactions contemplated by this Agreement are such that the offer and Exchange of the Holder Warrants for the Preferred Shares under this Agreement will be exempt from registration under applicable United States securities laws as a result of this Exchange offer being undertaken pursuant to Section 3(a)(9) of the Securities Act (as defined below),

NOW, THEREFORE, the Parties agree as follows:

Section 1. The Exchange; Closing.

(a) Subject to and upon the terms and conditions set forth in this Agreement, the Holders hereby agree that the Holder Warrants next to such Holder’s name on Schedule A attached hereto shall be surrendered and in exchange therefore, the Company shall issue to such Holder the Preferred Shares, in such amounts and to such Holder as set forth on Schedule A attached hereto.

(b) The Parties shall close the Transaction (the “Closing”) on the Closing Date (as defined below).

(c) At the Closing:

(i) each Holder shall surrender its Holder Warrants to the Company in accordance with the terms thereof; and

(ii) in consideration therefor, the Company shall issue and deliver (or cause to be issued and delivered) the number of Preferred Shares to each Holder as provided on Schedule A hereto.

(d) the Company shall update its shareholder list or register of members to record the Exchanges and the number of Preferred Shares issued.

(e) The date of the Closing (the “Closing Date”) shall occur no later than three (3) business days following the execution of this Agreement.

(f) Assuming the accuracy of the representations and warranties of the Company and the Holders set forth in Section 2 of this Agreement, the Parties acknowledge and agree that the purpose of such representations and warranties is, among other things, to ensure that the Exchange qualifies as an exchange of securities under Section 3(a)(9) of the Securities Act.

Section 2. Representations, Warranties and Conditions.

(a) Representations and Warranties. Each Holder represents and warrants to the Company, and the Company represents and warrants to each Holder, as follows:

(i) Each Party represents and warrants that, subject in the case of the Company to the Shareholder Approval, and for each Holder which is an entity or other than a natural person, such Party has the requisite corporate power and authority to execute and deliver this Agreement and (subject to any necessary consents, approvals, authorizations and other requirements required by applicable law (collectively, “Applicable Approvals”)) to perform all obligations to be performed by it to consummate the transactions contemplated hereby;

(ii) Each Party represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Party (in the case of any Party that not a natural person, such Party’s board of directors and shareholders) and other than the Shareholder Approval (in the case of the Company) and any Applicable Approvals, no other corporate or other proceeding on the part of such Party is necessary to authorize this Agreement or such Party’s performance hereunder;

(iii) Each Party represents and warrants that this Agreement has been duly and validly executed and delivered by such Party and, assuming due and valid authorization, execution and delivery by each other Party, this Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. The closing of the Exchange does not require any approval or permit from any U.S. or governmental agency;

(iv) Except for the Exchange of the Holder Warrants for the Preferred Shares, no cash, property, or other consideration is being paid or given by the Parties in consideration for the Transaction.

(b) Representations and Warranties of the Company. The Company represents and warrants to each Holder, as follows

(i) Issuance. The Company represents and warrants that the Preferred Shares, when issued pursuant to the terms of this Agreement, and the Ordinary Shares issued or issuable upon the conversion of the Preferred Shares, will be duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Cayman Islands Law, the Company’s memorandum and articles of association or any contract to which the Company is a party or by which it is bound, and will be free and clear of all liens and transfer restrictions .

(ii) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 2(b)(ii). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary of the Company as set forth on Schedule 2(b)(ii) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof (a “Subsidiary”) free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in this Agreement shall be disregarded.

(iii) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective memorandum, certificate, or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(iv) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance of the Preferred Shares in connection with the Exchange and the consummation by it of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate, memorandum, or articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien (except liens in favor of any Holder) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; or (iii) subject to Shareholder Approval, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(v) Filings, Consents and Approvals. Except with respect to the Shareholder Approval and the Applicable Approvals, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than the filings required by Section 6 (collectively, the “Required Approvals”).

(vi) Capitalization. The capitalization of the Company is as set forth on Schedule 2(b)(vi), which Schedule 2(b)(vi) shall also include the number of Ordinary Shares owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Except as set forth on Schedule 2(b)(vi), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of Ordinary Shares to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Ordinary Share Equivalents (as that term is defined in the Purchase Agreement) outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except as set forth on Schedule 2(b)(vi), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as a result of the Exchange and securities issued to employees, officers or directors, or former employees, officers or directors and other service providers or former service providers of the Company pursuant to the Company’s equity incentive plan or otherwise, except as set forth on Schedule 2(b)(vi), there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any Ordinary Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares, Preferred Shares, Ordinary Share Equivalents. Except as set forth on Schedule 2(b)(vi), the Exchange will not obligate the Company to issue Ordinary Shares, Preferred Shares, or other securities to any Person (other than the Holders) and will not result in a right of the any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the Exchange. Other than as set forth on Schedule 2(b)(vi), there are no stockholder agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(vii) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(viii) Material Changes; Undisclosed Events, Liabilities or Developments. Since the filing of the Company’s most recent Form 6-K, except as set forth on Schedule 2(b)(viii): (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to any stock option plan or as set forth in the SEC Reports. Except for the issuance of the Exchange Shares contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(ix) Litigation. Except as set forth on Schedule 2(b)(ix), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) materially adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Exchange Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company that is likely to lead to action that can reasonably be expected to result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(x) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xi) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority; or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(xii) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(xiii) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, except for (i) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(xiv) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports, all as necessary or required for use in connection with their respective businesses as presently conducted and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xv) Transactions with Affiliates and Employees. Except as set forth on Schedule 2(b)(xv), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered; (ii) reimbursement for expenses incurred on behalf of the Company; and (iii) other employee benefits, including stock option or stock award agreements under the Company’s equity incentive plan.

(xvi) Sarbanes-Oxley; Internal Accounting Controls. Except as set forth on Schedule 2(b)(xvi), the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except with respect to the material weaknesses in the Company’s internal control over financial reporting set forth on Schedule 2(b)(xvi),the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(xvii) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Holder shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2(b)(xvii) that may be due in connection with the transactions contemplated by the this Agreement.

(xviii) Private Placement. Assuming the accuracy of the Holder’s representations and warranties set forth in Section 2(c), no registration under the Securities Act is required for the issuance of the Preferred Shares by the Company to the Holder as contemplated hereby. The issuance of the Preferred Shares hereunder does not contravene the rules and regulations of the Trading Market (as that term is defined in the Purchase Agreement).

(xix) Investment Company. The Company is not, and is not an Affiliate of, and immediately after the Exchange, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(xx) Registration Rights. Except as set forth on Schedule 2(b)(xx), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

(xxi) Listing and Maintenance Requirements. The Class A Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Class A Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the Company’s SEC filings, the Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market (as that term is defined in the Purchase Agreement) on which the Class A Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as disclosed in the Company’s SEC Filings, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(xxii) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Holder as a result of the Holder and the Company fulfilling their obligations or exercising their rights under this Agreement, the Holder Warrants, or the Purchase Agreement, including without limitation as a result of the Company’s issuance of the Preferred Shares and the Holder’s ownership of the Preferred Shares.

(xxiii) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any Holder or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Holders will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Holders regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Holders do not make or have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2(c) hereof.

(xxiv) No Integrated Offering. Assuming the accuracy of the Holders’ representations and warranties set forth in Section 2(c), neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this Exchange to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(xxv) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Preferred Shares by any form of general solicitation or general advertising. The Company has offered the Preferred Shares only to the Holders and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(xxvi) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law; or (iv) violated in any material respect any provision of FCPA.

(xxvii) Accountants. The Company’s accounting firm is set forth on Schedule 2(b)(xxvii) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(xxviii) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

(xxix) Acknowledgment Regarding the Exchange. The Company acknowledges and agrees that the Holders are acting solely in the capacity of an arm’s length party with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Exchange or this Agreement and the transactions contemplated hereby and thereby and any advice given by the Holder or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Holders’ agreement to participate in the Exchange. The Company further represents to the Holders that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(xxx) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Preferred Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting issuances of, any of the Preferred Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent (if applicable) in connection with the placement of the Exchange Shares.

(xxxi) Stock Option Plans. The Company has no currently effective equity incentive plan, and no stock options have been granted or are outstanding.

(xxxii)  Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(xxxiii) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Holder’s request.

(xxxiv) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(xxxv) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(xxxvi) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(xxxvii) Non-Shell Representation. The Company hereby represents that it is not an issuer subject to Rule 144(i) under the Securities Act.

(xxxviii) Authorization; Enforcement. The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(xxxix) Issuance of the Preferred Shares; Tacking. The Preferred Shares are, and the Ordinary Shares issued or issuable upon the conversion of the Preferred Shares will be, upon conversion of the Preferred Shares, duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in this Agreement. The Preferred Shares are duly authorized and, when issued and paid for in accordance with this Agreement, and upon the conversion of the Preferred Shares, the Ordinary Shares issued or issuable upon the conversion of the Preferred Shares, will be duly and validly authorized, duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in this Agreement. Based on representations and warranties of the Holders set forth in the this Agreement and the Purchase Agreement, the Company hereby acknowledges and agrees that the holding period of the Preferred Shares by the Holders may be tacked to the holding period of the Holder Warrants in the hands of each Holder, which began no later than, for each respective Holder Warrant, the dates set forth in Schedule A.

(xl) The Company represents and warrants that assuming the accuracy of the Holders’ representations and warranties set forth herein, no registration under the Securities Act is required for the Share Issuance to the Holders as contemplated hereby.

(c) Representations and Warranties of the Holders. Each Holder represents and warrants to the Company as follows

(i) Accredited Investor. At the time such Holder was offered the Preferred Shares, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(ii) Ownership of Holder Warrants. Such Holder is the legal and beneficial owner of its respective Holder Warrants. Such Holder paid for the Holder Warrants, and has continuously held the Holder Warrants since the issuance or purchase of same Holder Warrants. Such Holder, individually or through an affiliate, owns the Holder Warrants outright and free and clear of any options, contracts, agreements, liens, security interests, or other encumbrances.

(iii) No Public Sale or Distribution. Such Holder is acquiring the Preferred Shares in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, such Holder does not agree to hold any of the Preferred Shares for any minimum or other specific term and reserves the right to dispose of the Preferred Shares at any time in accordance with an exemption from the registration requirements of the Securities Act, applicable state securities laws, and with the terms of the Company’s Memorandum and Articles of Association. Such Holder does not presently have any agreement or understanding, directly or indirectly, with any person to distribute, or transfer any interest or grant participation rights in, its Holder Shares or the Preferred Shares.

(iv) Reliance on Exemptions. Such Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to complete the Exchange and to acquire its pro-rata portion of the Preferred Shares.

(v) Information. Such Holder has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Exchange which have been requested by such Holder. Such Holder has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Holder or its representatives shall modify, amend or affect such Holder’s right to rely on the Company’s representations and warranties contained herein. Such Holder acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to such Holder, and such Holder has not relied on any statement of the Company not contained in such documents in connection with such Holder’s decision to enter into this Agreement and the Exchange.

(vi) Risk. Such Holder understands that its investment in the Preferred Shares involves a high degree of risk. Such Holder is able to bear the risk of an investment in the Preferred Shares including, without limitation, the risk of total loss of its investment. Such Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Exchange.

(vii) No Governmental Review. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Exchange or the fairness or suitability of the investment in the Preferred Shares nor have such authorities passed upon or endorsed the merits of the Preferred Shares.

(viii) Organization; Authorization. Such Holder, other than if the Holder is a natural person, is duly organized, validly existing and in good standing under the laws of its state of formation and has the requisite organizational power and authority to enter into and perform its obligations under this Agreement.

(ix) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Holder and shall constitute the legal, valid and binding obligations of such Holder enforceable against such Holder in accordance with its terms. The execution, delivery and performance of this Agreement by such Holder and the consummation by such Holder of the transactions contemplated hereby (including, without limitation, the irrevocable surrender of its Holder Warrants) will not result in a violation of the organizational documents of such Holder.

(x) Prior Investment Experience. Such Holder acknowledges that it has prior investment experience, including investment in securities of the type being exchanged, including the Holder Warrants or the Preferred Shares, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

(xi) Tax Consequences. Such Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for such Holder which will result from entering into the Agreement and from consummation of the Exchange. Such Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding this Agreement and the Exchange.

(xii) No Registration, Review or Approval. Such Holder acknowledges, understands and agrees that its pro-rata portion of the Preferred Shares are being exchanged hereunder pursuant to an exchange offer exemption under Section 3(a)(9) of the Securities Act.

(d) Expiration of Representations and Warranties. All representations and warranties made by the Parties pursuant to this Agreement shall expire concurrently with the Closing.

Section 3. Conditions to Closing. The obligations of the Parties to consummate the Transactions at the Closing are conditioned on the following:

(a) The Shareholder Approval shall have been obtained.

(b) Neither the provisions of any applicable law nor any governmental order shall prohibit or prevent the consummation of the Transactions.

(c) There shall not be any legal action brought by a third party to, or order of any court, arbitrator, or governmental or regulatory authority in effect which purports to, enjoin, restrain, or otherwise restrict the consummation of the Closing.

(d) The accuracy in all material respects when made and on the date of Closing of the representations and warranties of the Parties contained herein (unless as of a specific date therein, and in such case, as of such specified date).

(e) All obligations, covenants and agreements of the Parties required to be performed at or prior to the Closing shall have been performed.

Section 4. Additional Agreements.

(a) Each Holder, severally and not jointly with the other Holders, covenants that until such time as the Transactions are publicly disclosed by the Company, such Holder will maintain the confidentiality of the existence and terms of this transaction (other than as disclosed to its legal and other representatives). Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Holder makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced, and (ii) no Holder shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced.

(b)  The Preferred Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Preferred Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have obligations of a Purchaser under this Agreement.

(c) Each Holder agrees to the imprinting, so long as is required by this Section 4(e), of a legend on any of the Preferred Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS NOT/HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

In addition, the Securities may contain a legend regarding affiliate status of the Purchaser, if applicable.

(d) The Company covenants and agrees that, immediately upon the Closing, and so long that any of the Preferred Shares remain outstanding, it will at all times reserve from its authorized and unissued Class A Ordinary Shares a sufficient number of shares to provide for the issuance of the Conversion Shares upon the full conversion of all of the Preferred Shares (the “Reserve Amount”). The Reserve Amount shall be allocated pro rata among the Holders based on the number of the Preferred Shares held by each Holder. The Company shall execute, and shall cause its transfer agent to execute and deliver, a reservation letter instructing its transfer agent to reserve the Reserve Amount from the Company’s issued and unauthorized Class A Ordinary Shares. The Company further covenants that its issuance of the Preferred Shares shall constitute full authority to its officers who are charged with the duty of issuing the necessary Conversion Shares upon the conversion of Preferred Shares. The Company will take all such reasonable action as may be necessary to assure that such Conversion Shares may be issued as provided herein, and as provided in the New Memorandum and Articles, without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Class A Ordinary Shares may be listed. The Company covenants that all Conversion Shares which may be issued upon the conversion of Preferred Shares will, upon conversion of the Preferred Shares in accordance with the New Memorandum and Articles and herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Section 5. Miscellaneous.

(a) Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by FedEx or other internationally recognized overnight delivery service or (iii) when delivered via electronic mail during normal business hours of the recipient (and otherwise as of the immediately following business day), addressed as follows:

If to the Company:

Office A, 15/F, Tower A, Capital Tower,

No. 38 Wai Yip Street, Kowloon Bay, Hong Kong

Email: kin-chiu88@kinchiu.com.hk

If to the Holders:

As set forth on the signature pages to this Agreement

or to such other address or addresses as the Parties may from time to time designate in writing. Without limiting the foregoing, any Party may give any notice, request, instruction, demand, document or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice, request, instruction, demand, document or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.

(b) Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Any attempted assignment in violation of the terms of this Section 5(b) shall be null and void, ab initio.

(c) Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the Parties, any right or remedies under or by reason of this Agreement.

(d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal substantive laws of the State of New York applicable to contracts entered into within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(e) Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic mail to counsel for the other Parties of a counterpart executed by a Party shall be deemed to meet the requirements of the previous sentence.

(f) Entire Agreement. This Agreement shall constitute the entire agreement among the Parties relating to the transactions contemplated hereby.

(g) Amendments. This Agreement may be amended or modified in whole or in part, only by an agreement in writing executed by each of the Parties in the same manner as this Agreement and which refers to this Agreement. If, in connection with the obtaining of any applicable governmental approvals, the Parties are required to modify this Agreement, the Parties shall make such modifications to the extent required, in a manner that preserves the mutual agreements contained in this Agreement to the maximum extent possible.

(h) Severability. If any provision of this Agreement is held invalid or unenforceable by any arbitral tribunal or court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law.

(i) Conflict Resolution. Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Agreement, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Agreement.

(j) Waiver of Trial by Jury. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

(k) Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (i) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not allege, and each Party hereby waives the defense, that the other Parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The Parties acknowledge and agree that any Party seeking an injunction or other equitable relief to prevent breaches of this and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5(k) shall not be required to provide any bond or other security in connection with any such injunction or other equitable relief.

Section 6. Securities Laws Disclosure; Publicity.

(a) The Company shall file a Current Report on Form 6-K, including this Agreement as an exhibit thereto with the Commission within four business days from the date of this Agreement.

(b) From and after the filing of such Form 6-K, the Company represents to the Holders that it shall have publicly disclosed all material, non-public information delivered to any Holder by the Company or any of its Affiliates, or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of such Form 6-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any Holder or any of its Affiliates on the other hand, shall terminate. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Holders, or include the name of the Holder in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Holder, except (a) as required by federal securities law in connection with the filing of this Agreement with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide such Holder with prior notice of such disclosure permitted under this clause (b). The terms of this Section 6(b) shall not apply to the Holders listed on Schedule B hereto.

Section 7. Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, which shall be disclosed pursuant to Section 6(a), the Company covenants and agrees that neither it, nor any other Person acting on its behalf has provided nor will provide any Holder or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Holder shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Holders shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Holder without such Holder’s consent, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Holder shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document (as that term is defined in the Purchase Agreement) constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 6-K. The Company understands and confirms that the Holder shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The terms of this Section 7 shall not apply to the Holders listed on Schedule B hereto.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SKYLINE BUILDERS GROUP HOLDING LIMITED

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

AMERICAN VENTURES LLC, SERIES XIX SKBL

By:
Name:
Title:

Number of Holder Warrants:

Number of Series A Preferred Shares:

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

QUANTUM LEAP ENERGY LLC

By:
Name:
Title:

Number of Holder Warrants:

Number of Series A Preferred Shares:

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Name:

Number of Holder Warrants:

Number of Series A Preferred Shares:

Address for Notices:

Email:

Schedule A

Schedule B